SECURITIES AND EXCHANGE COMMISSION

                   Washington, D. C. 20549

                        _____________

                          FORM 8-K

                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the

               Securities Exchange Act of 1934


Date of earliest event
  reported:  September 2, 2004


                   American Airlines, Inc.
   (Exact name of registrant as specified in its charter)


         Delaware                   1-2691              13-1502798
 (State of Incorporation) ( Commission File Number)    (IRS Employer
                                                      Identification No.)


4333 Amon Carter Blvd.      Fort Worth, Texas          76155
(Address of principal executive offices)            (Zip Code)


                         (817) 963-1234
                (Registrant's telephone number)








Item 8.01    Other Events

American Airlines, Inc. is filing herewith a press release issued on September 2, 2004 as Exhibit 99.1, which is included herein. This press release was issued to report
August traffic for American Airlines, Inc.




                          SIGNATURE



     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         American  Airlines, Inc.



                                         /s/ Charles D. MarLett
                                         Charles D. MarLett
                                         Corporate Secretary





Dated:  September 3, 2004









                          EXHIBIT INDEX


Exhibit        Description

99.1      Press Release














                                           Exhibit 99.1



                               Contact: Tim Wagner
                                        Corporate Communications
                                        Fort Worth, Texas
                                        817-967-1577
                                        corp.comm@aa.com



FOR RELEASE: Thursday, Sept. 2, 2004



          AMERICAN AIRLINES REPORTS AUGUST TRAFFIC

     FORT WORTH, Texas - American Airlines, the world's largest carrier, reported an August load factor of 78.4 percent, the company's second highest August load factor on record. The record of 79.5 percent was set in August of last year. Capacity increased a substantial 5.8 percent year over year, and August traffic grew 4.4 percent compared to year-ago levels.
     International traffic increased 14.5 percent relative to last year on 17.2 percent more capacity. Domestic traffic was flat with last year on a slight increase in capacity.
     American boarded 8.3 million passengers in August.

     Detailed traffic and capacity data are on the following pages:












                         -- more --


              AMERICAN AIRLINES PASSENGER DIVISION
             COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
                    EXCLUDES CHARTER SERVICES

                             AUGUST
                                   2004            2003    CHANGE
REVENUE PASSENGER MILES (000)
   SYSTEM                    12,194,272      11,685,723      4.4 %
           D.O.T. DOMESTIC    8,139,592       8,143,245      0.0
           INTERNATIONAL      4,054,680       3,542,479     14.5
           ATLANTIC           1,783,746       1,565,196     14.0
           LATIN AMERICA      1,893,645       1,668,678     13.5
           PACIFIC              377,289         308,605     22.3
AVAILABLE SEAT MILES (000)
   SYSTEM                    15,536,571      14,685,365      5.8 %
           D.O.T. DOMESTIC   10,323,385      10,238,644      0.8
           INTERNATIONAL      5,213,186       4,446,721     17.2
           ATLANTIC           2,108,600       1,906,747     10.6
           LATIN AMERICA      2,630,900       2,176,034     20.9
           PACIFIC              473,686         363,940     30.2
LOAD FACTOR
   SYSTEM                          78.4 %          79.5 %   (1.1) Pts
           D.O.T. DOMESTIC         78.8            79.5     (0.7)
           INTERNATIONAL           77.7            79.6     (1.9)
           ATLANTIC                84.5            82.0      2.5
           LATIN AMERICA           71.9            76.6     (4.7)
           PACIFIC                 79.6            84.7     (5.1)

PASSENGERS BOARDED            8,330,187       8,433,340     (1.2) %

SYSTEM CARGO TON MILES (000)    174,323         161,442      8.0 %


                         -- more --


             AMERICAN AIRLINES PASSENGER DIVISION
           COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
                  EXCLUDES CHARTER SERVICES

                     YEAR-TO-DATE AUGUST
                                2004          2003     CHANGE
REVENUE PASSENGER MILES (000)
   SYSTEM                  88,327,144      81,454,376       8.4 %
          D.O.T. DOMESTIC  60,327,885      58,064,247       3.9
          INTERNATIONAL    27,999,259      23,390,129      19.7
          ATLANTIC         12,137,809      10,393,135      16.8
          LATIN AMERICA    13,056,904      11,036,489      18.3
          PACIFIC           2,804,546       1,960,504      43.1
AVAILABLE SEAT MILES (000)
   SYSTEM                 117,565,046     110,010,440       6.9 %
          D.O.T. DOMESTIC  79,988,133      78,265,820       2.2
          INTERNATIONAL    37,576,913      31,744,620      18.4
          ATLANTIC         14,938,147      13,322,604      12.1
          LATIN AMERICA    19,132,415      15,716,291      21.7
          PACIFIC           3,506,352       2,705,724      29.6
LOAD FACTOR
   SYSTEM                        75.1 %          74.0 %     1.1 Pts
          D.O.T. DOMESTIC        75.4            74.1       1.3
          INTERNATIONAL          74.5            73.6       0.9
          ATLANTIC               81.2            78.0       3.2
          LATIN AMERICA          68.2            70.2      (2.0)
          PACIFIC                79.9            72.4       7.5

PASSENGERS BOARDED         62,283,445      60,775,833       2.5 %

SYSTEM CARGO
  TON MILES (000)           1,443,790       1,306,126      10.5%



                           ###
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